Exhibit 99

Mayer Hoffman McCann P.C.
An Independent CPA Firm
10616 Scripps Summit Court
San Diego, California 92131
858-795-2000 ph
858-795-2001 fx
www.mhm-pc.com

January 20, 2006

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Ladies and Gentlemen:

We have read the statements of Molecular Imaging Corporation pertaining to our firm included under Item 4.01 of Form 8-K dated January 20, 2006 and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.

Sincerely,